                                                                    EXHIBIT 21.1

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES*
                               AS OF JULY 1, 1999
                                     PAGE 1



NAME                                             OWNERSHIP   JURISDICTION OF INC.   NO. OF SHARES OUTSTANDING
----                                             ---------   --------------------   -------------------------

Lennox Industries Inc.                           100%              Iowa                   994,394 Common
         SEE ATTACHED CHART

Heatcraft Inc.                                   100%              Mississippi                 20 Common
         Frigus-Bohn S.A. de C.V.                 50%              Mexico
                  LGL de Mexico, S.A. de C.V.      1%              Mexico                  50,000 Common
         Lennox Participacoes Ltda.                1%              Brazil
                  Frigo-Bohn do Brasil Ltda.      99%              Brazil

Armstrong Air Conditioning Inc.                  100%              Ohio                     1,030 Common

         Jensen-Klich Supply Co.                 100%              Nebraska                 1,750 Common
         Armstrong Distributors Inc.             100%              Delaware                 1,000 Common

Lennox Global Ltd.                               100%              Delaware                 1,000 Common
         SEE ATTACHED CHART

Lennox Commercial Realty Inc.                    100%              Iowa                        10 Common

Heatcraft Technologies Inc.                      100%              Delaware                 1,000 Common
         Lennox Industries                         1%              United Kingdom         300,000 Cum. Preference
                                                                                           13,900 Ordinary
         Strong LGL Colombia Ltda.                50%              Colombia                10,000
         Alliance Compressors                   24.5%              Delaware (LLC)
         LGL Peru S.A.C.                          10%              Peru

Livernois Engineering Co.                        100%              Michigan

                                                    LOCATION OF SUBSTANTIAL
NAME                                                   OPERATING ASSETS
----                                             ---------------------------

Lennox Industries Inc.                                 United States
         SEE ATTACHED CHART

Heatcraft Inc.                                         United States
         Frigus-Bohn S.A. de C.V.                      Mexico
                  LGL de Mexico, S.A. de C.V.          Mexico
         Lennox Participacoes Ltda.
                  Frigo-Bohn do Brasil Ltda.

Armstrong Air Conditioning Inc.                        United States

         Jensen-Klich Supply Co.                       United States
         Armstrong Distributors Inc.                   United States

Lennox Global Ltd.                                     United States
         SEE ATTACHED CHART

Lennox Commercial Realty Inc.                          United States

Heatcraft Technologies Inc.                            United States
         Lennox Industries                             United Kingdom

         Strong LGL Colombia Ltda.                     Colombia
         Alliance Compressors                          Delaware
         LGL Peru S.A.C.                               Peru

Livernois Engineering Co.                              Michigan

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES
                               AS OF JULY 1, 1999
                                     PAGE 2



NAME                                                 OWNERSHIP   JURISDICTION OF INC.   NO. OF SHARES OUTSTANDING
----                                                 ---------   --------------------   -------------------------

Lennox Industries Inc.

Lennox Industries (Canada) Ltd.                      100%        Canada                 5,250 Pref.
         SEE ATTACHED CHART                                                            35,031 Cl. A Common
                                                                                        1,180 Cl. B Common

Lennox Industries SW Inc.                            100%        Iowa                   1,000 Common

Hearth Products Inc.                                 100%        Delaware               1,000 Common
         Superior Fireplace Company                  100%        Delaware               1,000 Common
         Marco Mfg., Inc.                            100%        California
                  Marcomp
         Pyro Industries, Inc.                       100%        Washington
         Securite Cheminees International Ltee       100%        Canada
          -Security Chimneys International USA Ltd.  100%
          -Cheminees Securite SARL                   100%        France

Products Acceptance Corporation                      100%        Iowa                   3,500 Common

Lennox Manufacturing Inc.                            100%        Delaware               1,000 Common

Lennox Retail Inc.                                   100%        Delaware               1,000 Common
         -Lennox Inc.                                            Canada
         -D.A. Bennett, Inc.                         100%        New York                 105 Common
                                                                                          581 Preferred

                                                        LOCATION OF SUBSTANTIAL
NAME                                                    OPERATING ASSETS
----                                                    ---------------------

Lennox Industries Inc.

Lennox Industries (Canada) Ltd.                              Canada
         SEE ATTACHED CHART


Lennox Industries SW Inc.                                    N/A

Hearth Products Inc.                                         United States
         Superior Fireplace Company                          United States
         Marco Mfg., Inc.                                    United States
                  Marcomp
         Pyro Industries, Inc.                               United States
         Securite Cheminees International Ltee               Canada
          -Security Chimneys International USA Ltd.          United States
          -Cheminees Securite SARL                           France

Products Acceptance Corporation                              N/A

Lennox Manufacturing Inc.                                    United States

Lennox Retail Inc.                                           United States
         -Lennox Inc.                                        Canada
         -D.A. Bennett, Inc.                                 New York

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES
                               AS OF JULY 1, 1999
                                     PAGE 3


Lennox Industries (Canada) Ltd.

The following are all in Canada and are all owned 100% by Lennox Industries (Canada) unless otherwise noted:

         A+ Heating and Air Conditioning
         1054413 Ontario Inc.
                  Cronin-Emery Mechanical Ltd.
                  C-E-V Heating-Cooling Service Ltd.
         Tri-Energy Heating Ltd.
         Tomahdia Associates Inc.
         Overland Plumbing & Heating
                  Accent Heating & Cooling Services, Inc.
                  Lexington Electric Ltd.
         1069395 Ontario Ltd.
         1068312 Ontario Ltd.
         K&M Combustion Services Limited
         Peel Gas Services Limited
         Peel Heating & Air Conditioning Ltd.
                  Peel Duct Cleaning Services Ltd. (Inactive)
         1057664 Ontario Inc.
         Bering Inc.
         Bering Refrigeration Ltd.
         Kimian Mechanical Corp.
                  Mersey Gas Services Limited
         Goldberg Heating Ltd.
         MKG Precision Mechanical Inc.
         1149530 Ontario Inc.
                  Debruyn Enterprises Ltd.
         The Home Environment Centre Ltd.
         Francis H.E.C. Protection Services Ltd.
         Home Environment Appliance Technologies Distribution Limited Fahrhall Mechanical Contractors Limited
         510799 Ontario Ltd. (dba Campeau Heating)
         M&T Heating Company Limited
         Bryant Heating & Cooling Company - 90%
         413899 Ontario Limited (Limcan Heating & Air Conditioning Sales)
         M. E. L. Development Limited
                  Foster Air Conditioning Company, Limited - 50%
         DAC Holdings Limited
                  Foster Air Conditioning Company, Limited - 50%
         Roy Inch & Sons Limited
         McRae Heating & Air Conditioning Limited
         Aries Mechanical Systems Ltd.
         HeatCraft Heating Ltd.
         A. R. Dyck Heating and Air Conditioning Ltd.
         United Air Systems Inc.
         Accent Heating Ltd.
         Wightman Mechanical Services Ltd.
         Airflo Heating & Air Conditioning Ltd.
         Gerry's Heating North Bay (1993) Ltd.
         RZH Holdings Limited (Merriman Sheet Metal)
         Kohdac Heating & Air Conditioning Limited (Central Gas)
         Winnipeg Supply & Services Ltd.
         Doole Holding Ltd.

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES
                               AS OF JULY 1, 1999
                                     PAGE 4

   3502198 Canada Inc. (Dearie Contracting)
            471512 Ontario Ltd.
            Dearie Martino Contractors Ltd.
   3502201 Canada Inc. (Dearie Contractors)
            R. W. Galbraith Holdings Inc.
            Dearie Galbraith Fireplaces Limited Partnership
   Niagra Heating and Air Conditioning Inc.
   AG Enertich Corporation
   Elmwood Heating & Cooling Ltd.
   Elmwood Plumbing & Heating Ltd.
   Central Aire Heating & Air Conditioning Ltd.
   331323 Alberta Ltd
   Abbey Air Systems Inc.
   Valley Refrigeration Limited
   The Energy Miser Inc. (Hearth Manor)
   Heating Engineering Installations (1981) Ltd.
   1324616 Ontario Inc. (Tri-Heat TLC)
   Alberton Heating Ltd.
   J&A Heating Ltd.
   1302070 Ontario Inc. (McCrea's Heating and Air Conditioning)
   Lakeshore Heating, Air Conditiong & Home Improvement Inc.
   Walker Heating, Plumbing, A/C Equipment & Natural Gas Service Inc.
   Havencrest Holdings Inc.
            -Pinnacle Fireplace & Facings LP (50%)
   Hearth Holdings Inc.
            -Pinnacle Fireplace & Facings LP (50%)
   Commercial Equipment Service Co. Limited
   Robert Energy Management Company Ltd.
   1095558 Ontario Limited [20% of Montwest Air (Partnership)]
   1225009 Ontario Limited [20% of Montwest Air (Partnership)]
   1225007 Ontario Limited [20% of Montwest Air (Partnership)]
   1225008 Ontario Limited [20% of Montwest Air (Partnership)]
   Marchwood Heating & Air Conditioning Ltd. [20% of Montwest Air (Partnership)]
            -Tyell Holdings Inc.
            -Montwest Air Ltd.
   Montwest Air (Partnership)

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES
                               AS OF JULY 1, 1999
                                     PAGE 5

                                                                                                     LOCATION OF SUBSTANTIAL
NAME                                OWNERSHIP    JURISDICTION OF INC.    NO. OF SHARES OUTSTANDING     OPERATING ASSETS
----                                ---------    --------------------    -------------------------   -----------------------

Lennox Global Ltd.

Lennox Australia Pty. Ltd.            100%          Australia               1,575,000 Com/Cl.A            Australia
                                                                            1,575,000 Com/Cl.B

LGL Asia-Pacific Pte. Ltd.            100%          Rep. of Singapore               2 Ordinary            Singapore

Fairco S.A.                            50%          Argentina                                             Argentina

LGL Europe Holding Co.                100%          Delaware                    1,000 Common              N/A
         SEE ATTACHED CHART

LGL (Australia) Pty. Ltd.             100%          Australia                                             Australia

UK Industries Inc.                    100%          Delaware                    1,000 Common              N/A

LGL de Mexico, S.A. de C.V.            99%          Mexico                     50,000 Common              Mexico

Lennox Participacoes Ltda.             99%          Brazil

Frigo-Bohn do Brasil Ltda.              1%          Brazil                                                Brazil
         McQuay do Brasil              79%          Brazil                                                Brazil
                  SIWA S.A.           100%          Uruguay                                               Uruguay

Str. LGL Dominicana, S.A.             100%          Dominican Republic

Strong LGL Colombia Ltda.              50%          Colombia

LGL Belgium S.P.R.L.                   .4%          Belgium                         1 Common              Belgium

LGL Refrigeration Pty. Ltd.           100%          Australia                                             Australia

LGL (Thailand) Ltd.                   100%          Thailand                                              Thailand

LGL Peru S.A.C.                        90%          Peru                                                  Peru

LGL Australia (US) Inc.               100%          Delaware                    1,000 Common              Delaware
         SEE ATTACHED CHART

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES
                               AS OF JULY 1, 1999
                                     PAGE 6


                                                                                                          LOCATION OF SUBSTANTIAL
NAME                                         OWNERSHIP  JURISDICTION OF INC.  NO. OF SHARES OUTSTANDING       OPERATING ASSETS
----                                         ---------  --------------------  -------------------------   -----------------------

LGL Australia (US) Inc.

LGL Co Pty Ltd                                  100%          Australia                                           Australia
    LGL Australia Investment Pty Ltd            100%          Australia                                           Australia
             LGL Australia Finance Pty Ltd       10%          Australia                                           Australia
    LGL Australia Finance Pty Ltd                90%          Australia                                           Australia
             LGL Australia Holdings Pty Ltd     100%          Australia                                           Australia
                      James N Kirby Pty Ltd     100%          Australia                                           Australia

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES
                               AS OF JULY 1, 1999
                                     PAGE 7


                                                                                 NO. OF SHARES            LOCATION OF SUBSTANTIAL
NAME                                            OWNERSHIP   JURISDICTION OF INC.  OUTSTANDING                OPERATING ASSETS
----                                            ---------   --------------------  -----------                ----------------

LGL Europe Holding Co.

-LGL Holland B.V.                                  100%           Holland                                       Holland

    -Ets. Brancher S.A.                             70%           France                                        France
             -Frinotec S.A.                      99.68%           France                                        France
             -LGL France                           100%           France                                        France
                      -Herac Ltd.                  100%           United Kingdom                                N/A
                      -Friga-Coil S.R.O             50%           Czech Republic                                Czech Republic
    -LGL Germany GmbH                              100%           Germany            500 Common                 Germany
         -Friga-Bohn Warmeaustauscher GmbH         100%           Germany
         -Hyfra Ind. GmbH                         99.9%           Germany                                       Germany
         -Ruhaak                                   100%           Germany                                       Germany
         -Refac Nord GmbH                          100%           Germany                                       Germany
             -Refac West                           100%           Germany                                       Germany
    -Lennox Global Spain S.L.                      100%           Spain
         -ERSA                                    90.1%           Spain
             -Aldo Marine                           70%           Spain
         -Lennox Refac, S.A.                       100%           Spain
             -Redi sur Andalucia                    70%           Spain                                         Spain
             -RefacPortugal Lda.                    50%           Portugal                                      Portugal
    -LGL Belgium S.P.R.L.                         99.6%           Belgium            249 Common                 Belgium
    -Refac B.V.                                    100%           Netherlands                                   Netherlands
         -Refac N.V                                100%           Belgium                                       Belgium
         -Refac Kalte-Klima Technik
           Vertriebs GmbH                           50%
    -HCF Lennox Limited                            100%           United Kingdom     100 Ordinary               United Kingdom
         -Lennox Industries                         99%           United Kingdom 300,000 Cum. Preference        United Kingdom
                                                                                  13,900 Ordinary
             -Environheat Limited                  100%           United Kingdom  32,765 Ordinary               N/A
    -West S.R.L.                                   100%           Italy                                         Italy

 Janka Radotin a.s.                                100%           Czech Republic                                Czech Republic
    -Friga Coil S.R.O.                              50%           Czech Republic                                Czech Republic